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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):   July 15, 1998

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                                 VENCOR, INC.
            (Exact name of registrant as specified in its charter)


       Delaware                          001-14057                61-1323993
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
incorporation or organization)                               Identification No.)


                               3300 Aegon Center
                            400 West Market Street
                             Louisville, Kentucky
                   (Address of principal executive offices)
                                    40202
                                  (Zip Code)

      Registrant's telephone number, including area code:  (502) 596-7300

                                Not Applicable
        (Former name or former address, if changed since last report.)

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ITEMS 1-4.  NOT APPLICABLE.

ITEM 5.  OTHER INFORMATION.


     On July 15, 1998, Vencor, Inc. (the "Company") announced revised earnings expectations for the three month period ended June 30, 1998. A copy of the press release is included as an exhibit to this filing and is incorporated herein by reference.

     The above statements include forward-looking statements, particularly with respect to future financial results. However, actual results could differ materially from projections contained in these forward-looking statements. The Company cautions investors that any forward-looking statements are not guarantees of future performance. Numerous factors exist which, in some cases have affected, and in the future could cause results to differ materially from these expectations. These statements involve risks and uncertainties concerning the Company's business strategy addressing healthcare regulatory changes, its recent reorganization and increased debt structure and other factors detailed in the Company's Form 10 and in the Company's other filings with the Securities and Exchange Commission.


ITEM 6.  NOT APPLICABLE.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of businesses acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits.

     Exhibit 99.1 Press Release dated July 15, 1998 announcing revised earnings expectations for the three month period ended June 30, 1998.

ITEMS 8-9.  NOT APPLICABLE.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      VENCOR, INC.




Dated:  July 16, 1998                 By: /s/ W. Earl Reed, III
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                                      W. Earl Reed, III
                                      Executive Vice President
                                      and Chief Financial Officer

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